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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.   20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 28, 1997.
                                                 -----------------

                    GRAHAM-FIELD HEALTH PRODUCTS, INC.
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        (Exact name of registrant as specified in its charter)


Delaware                          1-8801            11-2578230
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(State or other jurisdiction      (Commission   (IRS Employer
    of incorporation)             File Number)  Identification No.)


400 Rabro Drive East, Hauppauge, New York                 11788
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 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (516) 582-5900
                                                    ---------------

                         Not Applicable
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  (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On February 28, 1997 (the "Closing Date"), Everest & Jennings Canadian Limited ("E&J"), a wholly-owned subsidiary of Graham-Field Health Products, Inc., a Delaware corporation (the "Registrant"), acquired substantially all of the assets, including, but not limited to, accounts receivable, inventory, customer lists, dealer lists and advertising materials (the "Assets") and certain liabilities of Motion 2000 Inc. ("Motion 2000") and its wholly-owned subsidiary, Motion 2000 Quebec Inc. ("Motion Quebec"; Motion 2000 and Motion Quebec are collectively referred to as the "Motion 2000 Companies"), pursuant to an Asset Purchase Agreement dated as of February 10, 1997 (the "Asset Purchase Agreement"), by and among the Registrant, E&J, Motion 2000 and Motion Quebec. The Asset Purchase Agreement contains customary representations and warranties of the parties. Under the terms of the Asset Purchase Agreement, E&J acquired the net assets of the Motion 2000 Companies for a purchase price (the "Purchase Price") equal to Cdn. $2.9 million (Canadian Dollars). The Purchase Price was paid by the issuance and delivery of 187,733 shares of the common stock, par value $.025 per share, of the Registrant, of which 28,095 shares (the "Escrowed Shares") were delivered into escrow. The Purchase Price is subject to adjustment if the final determination of the Closing Date Net Book Value (as defined in the Asset Purchase Agreement) of the assets acquired by E&J is equal to or less than Cdn. $450,000 (Canadian Dollars). All of the Escrowed Shares will be held in escrow until the earlier to occur (the "Initial Release Date") of June 28, 1997, or the final resolution of the Purchase Price. On the Initial Release Date, a portion of the Escrowed Shares will be released in an amount equal to the difference between (i) 28,095 shares and (ii) the sum of the number of (x) any Escrowed Shares subject to any indemnification claims,
(y) any Escrowed Shares used to satisfy any adjustment to the Purchase Price, and (z) 18,729 shares. The balance of the Escrowed Shares will be released, subject to any claims for indemnification, on December 31, 1997.

        The former principal of Motion 2000, Marco Ferrara, entered into a three (3) year employment agreement dated as of February 28, 1997, pursuant to which Mr. Ferrara has been appointed the President of Graham-Field (Canada), a division of E&J. Motion 2000 will operate under the name "Graham-Field (Canada), Inc."

        Motion 2000, a formerly privately-owned company, was a distributor of walkers, rollators and pediatric wheelchair products and manufacture certain cushion products. For the most recent fiscal year ended, the Motion 2000 Companies generated annual revenues of approximately Cdn. $6 million (Canadian Dollars).





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ITEM 7.    FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

The Registrant is not required to file financial information under the rules and regulations of the Securities and Exchange Commission in connection with the Registrant's acquisition of the Motion 2000 Companies.




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         (C)     EXHIBITS:

                                  EXHIBIT NO.        DESCRIPTION
                                  ----------         -----------
                                  2(a)               Asset Purchase Agreement* dated as of February 10, 1997, by and among Graham-Field Health Products, Inc. (the
                                                     "Registrant"), Everest & Jennings Canadian Limited ("E&J"),
                                                     Motion 2000 Inc. ("Motion 2000"), and Motion 2000 Quebec Inc.
                                                     ("Motion Quebec").

                                  10(a)              Escrow Agreement* dated as of February 28, 1997, by and among the
                                                     Registrant, E&J, Motion 2000, Motion Quebec, and Robert E. Lesser,
                                                     as escrow agent.

                                  10(b)              Employment Agreement* dated as of February 28, 1997, by and between
                                                     E&J and Marco Ferrara.

                                  99(a)              Press Release* dated February 11, 1997.

                                  99(b)              Press Release* dated March 5, 1997.





__________________________________

     * Such items were previously furnished to the Securities and Exchange Commission in connection with the filing of the Registrant's Form 8-K (Date of Event Reported: February 28, 1997) on March 10, 1997.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GRAHAM-FIELD HEALTH PRODUCTS, INC.



Date:  May 12, 1997                 By: /s/Irwin Selinger
                                      -------------------------------
                                          Irwin Selinger
                                      Chairman of the Board and
                                      Chief Executive Officer





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                                EXHIBIT INDEX
                                -------------

(A) FINANCIAL STATEMENTS:

The Registrant is not required to file financial information under the rules and regulations of the Securities and Exchange Commission in connection with the Registrant's acquisition of the Motion 2000 Companies.

(B) PRO-FORMA FINANCIAL INFORMATION AND INTERIM FINANCIAL STATEMENTS:

The Registrant is not required to file financial information under the rules and regulations of the Securities and Exchange Commission in connection with the Registrant's acquisition of the Motion 2000 Companies.




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
 Item No.                                         Description                                   Page No.
 --------                                         -----------                                   --------

 (C)  EXHIBITS:
      --------
 2(a)              Asset Purchase Agreement dated as of February 10, 1997, by and among           *
                   Graham-Field Health Products, Inc. (the "Registrant"), Everest &
                   Jennings Canadian Limited ("E&J"), Motion 2000 Inc. ("Motion 2000"),
                   and Motion 2000 Quebec Inc. ("Motion Quebec").

 10(a)             Escrow Agreement dated as of February 28, 1997, by and among                   *
                   Registrant, E&J, Motion 2000, Motion Quebec, and Robert E. Lesser, as
                   escrow agent.

 10(b)             Employment Agreement dated as of February 28, 1997, by and between             *
                   and Marco Ferrara.
 99(a)             Press Release dated February 11,                                               *

 99(b)             Press Release dated March 5, 1997.                                             *





____________________________

* The Registrant furnished such exhibits to the Securities and Exchange Commission in connection with the filing of the Registrant's Form 8-K (Date of Event Reported: February 28, 1997) on March 20, 1997.





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